2020 Annual Meeting March 4, 2021 Exhibit 99.1

Forward Looking Statements and Safe Harbor Certain statements contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “estimate,” “anticipate,” “continue,” or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which the Company operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including compliance costs and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity, and the Risk Factors disclosed in our annual and quarterly reports. In addition, the COVID-19 pandemic continues to have an adverse impact on the Company, its customers, and the communities it serves. The adverse effect of the COVID-19 pandemic on the Company, its customers, and the communities where it operates will continue to adversely affect the Company’s business, results of operations, and financial condition for an indefinite period of time. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

ESSA Bancorp

At-A-Glance

ESSA Bancorp, Inc. is a Pennsylvania-chartered holding company for ESSA Bank & Trust. The Bank operates 22 community offices throughout the Greater Pocono, Lehigh Valley, Scranton/Wilkes-Barre and suburban Philadelphia markets, in Pennsylvania. The bank provides banking, insurance, investments and trust services to individuals and businesses in Eastern Pennsylvania. At September 30, 2020, ESSA Bancorp had consolidated assets of $1.9 billion, loans of $1.42 billion, consolidated deposits of $1.54 billion and consolidated stockholders' equity of $191.4 million. Our corporate headquarters are located at 200 Palmer Street, Stroudsburg, PA 18360. We also have two regional administrative centers in the Lehigh Valley and Suburban Philadelphia. ESSA helps its customers reach their financial goals through superior service and empowering employees and customers to bank their way.

ESSA Key Numbers*

Assets. . . . .$1.9 billion
Loans. . . . .$1.42 billion
Deposits. . . . . $1.54 billion
Employees. 244
ATMs. 21
Branches. 22

* As of September 30, 2020

Capital Strength

ESSA has a strong common equity tier 1 capital ratio, a key measure of a bank's strength and capital adequacy. ESSA capital ratios exceed regulatory minimums for well-capitalized.

	September 30, 2020	Regulatory well-capitalized minimum
Common equity tier 1	12.6%	6.5%
Total capital ratio	13.7%	10.0%

Key Consumer Banking Products and Services

Checking
Savings
Money Market Accounts
Certificates of Deposit
IRAs
ATM Network
Online Banking
Online Account Opening
Mobile Banking
Debit Cards
Bank @ Work
Zelle

Borrowing Options

Mortgages
Home Equity
Credit Cards
Personal Loans

Key Commercial Banking Products and Services

Commercial Real Estate Banking
Commercial and Industrial Banking
Small Business Banking
Government Banking
Not-For-Profit Banking
Interest Rate Risk Management

Treasury Solutions

Cash Management
Commercial Cards
Merchant Services

Wealth Management

Investment Services
Asset Management & Trust
Employee Benefits

3

Market Overview Serving Eastern Pennsylvania ESSA Branch Locations Additional Counties Where ESSA Conducts Commercial Lending

KEY TAKEAWAYS FROM FISCAL 2020 Full year earnings of $14.4 million – a 14 % increase over 2019. Total assets of $1.9 billion at September 30, 2020. Net Loans were $1.42 billion which included $77 million in Paycheck Protection Program loans. Growth related to commercial loans, PPP loans and residential mortgages. Began selling 30-year and 20-year fixed rate mortgages for balance sheet management and non-interest income. Deleverage strategy executed in August, 2020 reduced longer term, higher cost borrowings by $120 million. Total deposits grew by $200.9 million or 15%, significant core deposit growth. Total non-interest income increase of 31%, exclusive of $2.5 million gain on sale of investments. New broker-dealer partnership with Ameriprise Financial Services Group. Non-interest income (Trust, Investment Services, Employee Benefits) lines of business contributed record $825K in net income. Swap and mortgage banking income exceed $2.7 million. Operating expenses, without $2.5 million deleverage cost, increased only .08%.

Total Loan Growth: $188 M Commercial Loan Growth: $343 M ESSA LOAN COMPOSITION SHIFT Investing in commercial banking personnel to transition balance sheet Managing customer and industry concentrations with room to grow Helping small businesses and building new relationships through PPP ($000’s) Year Ended 9/30/2017 9/30/2018 9/30/2019 9/30/2020 1-4 Family $586,708 $580,561 $597,514 $610,380 Construction & Development 3,097 3,920 5,672 11,853 CRE & Multifamily 318,323 416,573 480,647 509,628 C&I 102,202 122,841 127,387 *218,833 Consumer, Home Equity & Other 235,710 192,864 130,063 82,888 Total Loans $1,246,040 $1,316,759 $1,341,283 $1,433,582 $1.25B Total Loans $1.43B Total Loans * Includes PPP loans of $77.76 million

Total Deposit Growth: $190 M Core Deposit Growth: $379 M $1.32B Total Deposits ESSA RETAIL DEPOSIT COMPOSITION SHIFT Improving electronic & digital services, increased digital adoption rates Launched Zelle, Mastercard contactless debit card Continued core deposit focus Cost of interest bearing liabilities decreased from 1.43% in 2019 to 1.08% in 2020 $1.14B Total Deposits ($000's) Year Ended 9/30/2017 9/30/2018 9/30/2019 9/30/2020 DDA $187,153 $189,104 $212,802 $242,642 NOW $181,746 $191,804 $188,289 $274,722 SAV $141,520 $135,862 $135,011 $160,976 MMDA $253,949 $296,078 $364,635 $401,862 CD $371,161 $356,554 $284,028 $245,303 Total $1,135,529 $1,169,402 $1,184,765 $1,325,505

CONSOLIDATED FINANCIAL HIGHLIGHTS During the first quarter of fiscal 2018, the Company recorded a one-time charge to income tax expense of $3.7 million related to the reduction in the carrying value of the Company’s deferred tax assets, which resulted from the reduction in the Federal corporate income tax rate under the Tax Cuts and Jobs Act of 2017. ^ These 2018 adjusted columns present net income, earnings per share and tangible book value adjusted to exclude the one-time charge to income tax expense. $16.26

SOLID ASSET QUALITY * The increase in NPA’s as of September 30, 2020 was mostly due to 2 loans, both of which are well collateralized, and carry personal guarantees.  Non-Performing Loans to Total Loans Net Charge-Offs to Average Loans Outstanding

EFFICIENCY CONTINUES TO IMPROVE * Non-interest expense was $38.1 million net of the $2.5 million prepayment penalty related to the deleverage strategy.  The prepayment penalty was offset by a $2.5 million gain on sale of investment securities, also as part of the deleverage strategy.

MAINTAINING CAPITAL STRENGTH Years Ended September 30

TANGIBLE BOOK / FY 2020 STOCK PRICE Years Ended September 30

MARKET CAPITALIZATION ($ in 000’s) Years Ended September 30

CRA INITIATIVES & COMMUNITY INVOLVEMENT ESSA’s Community Home Buyer Program assisted twenty-eight first time home buyers and provided $3.6 million in loans. We continued our CARE and STAR programs helping people re-enter society after incarceration. Jordan Heights Neighborhood Development Investment Fund (JH Fund): ESSA entered into an agreement with the Housing Association & Development Corporation (HADC) on October 10, 2018. This agreement was to extend the initial investment of $25,000 for five years ending on September 13, 2023. Continued our alliance with Pocono Mountains United Way and our Matched Savings Account Program. The program was developed to help low-income individuals and families become homeowners, small business owners, and graduates of post-secondary education. Participating in the Rising Tide Community Loan Fund to help small businesses.

OUR COMMUNITIES ESSA employees donated more than 2,400 hours of service to 60 community organizations. ESSA funds the program costs of the EverFi Financial Literacy Program that is currently offered to 5 local high schools in each of our regions. The Bank made $250,000 in contributions and supported over 200 community organizations in 2020. In 2020, The ESSA Bank & Trust Foundation awarded $846,000 in grants to community organizations throughout our markets supporting housing related programs, parks and recreation, education, community health, and the arts.

PROMOTIONAL MESSAGING

STRATEGIC OBJECTIVES COVID-19 focus: Employees & customers, capital, liquidity and credit. Continue balance sheet transition towards growing commercial lines of business. Build upon our digital strategy with Fiserv to improve customer adoption and supplement retail banking model. Accelerate growth in non-interest income lines of business to strengthen and diversify earnings. Continue disciplined expense management. Maintain strong enterprise-wide risk management practices.

ESSA Bank & Trust ESSA Investment Services ESSA Asset Management & Trust ESSA Advisory Services